UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – July 31, 2015 (July 31, 2015)

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COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-54305	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

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Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01    Regulation FD Disclosure.
On July 31, 2015, Cooper-Standard Holdings Inc. (the “Company”) made available the presentation slides attached hereto as Exhibit 99.1 in the teleconference to discuss its second quarter 2015 results. Exhibit 99.1 is incorporated by reference herein.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
 Item 9.01    Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

99.1	Presentation slides from the teleconference to discuss the Company’s second quarter 2015 results held on July 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cooper-Standard Holdings Inc.

/s/ Aleksandra A. Miziolek
Name:	Aleksandra A. Miziolek
Title:	Senior Vice President, General Counsel and Secretary
Date: July 31, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Presentation slides from the teleconference to discuss the Company’s second quarter 2015 results held on July 31, 2015.